                                                                     EXHIBIT 99


        We hereby submit a one-page addendum to each of Exhibit nos. 10.8, 10.9, 10.11, 10.13, and 10.17, which addenda note that schedules to such exhibit nos. are not included, but will be provided to the Commission upon request.

                      LIST OF EXHIBITS TO EXHIBIT 10.8


Exhibit A                         Permitted Exceptions

Exhibit B                         Release Fee Schedule (Ozark)

Exhibit C-1                       Release Fee Schedule (Holiday Hills)

Exhibit C-2                       Release Fee Schedule (Holiday Hills)

Exhibit C                         Form of Request for Advance

Exhibit D                         Form of Note

Exhibit E                         Form of Deed of Trust

The above-listed exhibits are omitted from this filing. Registrant agrees to furnish supplementally a copy of any omitted exhibit to the Commission upon request.

                       LIST OF EXHIBITS TO EXHIBIT 10.9

Exhibit "A"                       Form of Borrower's Certificate and Request
                                  for Advance

Exhibit "B"                       [Intentionally omitted]

Exhibit "C"                       Loan Documents:

                                  -        Form of Secured Promissory Note
                                  -        Form of Guaranty and Subordination
                                           Agreement
                                  -        Form of Collateral Assignment of
                                           Notes Receivable and Interval
                                           Mortgages
                                  -        Form of Subordination Agreement
                                           among Ascension Resorts, Ltd.,
                                           Freedom Financial Corporation and
                                           Textron Financial Corporation
                                  -        Form of Subordination Agreement
                                           among Ascension Resorts, Ltd., Pace
                                           Finance Company and Textron
                                           Financial Corporation
                                  -        Form of Subordination Agreement
                                           among Ascension Resorts, Ltd., STG
                                           Investments and Textron Financial
                                           Corporation
                                  -        Form of Lockbox Agreement
                                  -        Form of Borrower's Certificate and
                                           Request for Advance

Exhibit "D"                       Operating Contracts

Schedule 1.1(n)                   Declarations

Schedule 1.1(xx)                  Description of Resorts

Schedule 1.1(eee)                 Timeshare Owner's Associations

Schedule 5                        Applicable Recording Offices

Schedule 6.9                      Environmental Matters

Schedule 6.19                     Timeshare Regime Report


The above-listed exhibits are omitted from this filing. Registrant agrees to furnish supplementally a copy of any omitted exhibit to the Commission upon request.

                      LIST OF EXHIBITS TO EXHIBIT 10.11

Exhibit A                 Form of Borrower's Certificate and Request for
                          Advance

Exhibit E                 Borrower's Inventory, Sales and Assignment Procedures


The above-listed exhibits are omitted from this filing. Registrant agrees to furnish supplementally a copy of any omitted exhibit to the Commission upon request.

                      LIST OF EXHIBITS TO EXHIBIT 10.13



Exhibit A               Permitted Exceptions

Exhibit B               Legal Description for the Resorts

Exhibit C               Form of Request for Advance

Exhibit D               Form of Revolving Promissory Note

Exhibit E               Form of Deed of Trust



The above-listed exhibits are omitted from this filing. Registrant agrees to furnish supplementally a copy of any omitted exhibit to the Commission upon request.

                      LIST OF EXHIBITS TO EXHIBIT 10.17

Exhibit A                 Form of Borrower's Counsel's Opinion Letter



The above-listed exhibit is omitted from this filing. Registrant agrees to furnish supplementally a copy of this exhibit to the Commission upon request.